SUMMARY PROSPECTUS MAY 1, 2013	Equity Income Portfolio

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus and other information about the Portfolio online at www.nmseriesfund.com. You can also get this information at no cost by calling 1-888-455-2232 or by sending an e-mail request to sfprospectus@northwesternmutual.com. The current prospectus and statement of additional information, each dated May 1, 2013, along with the Portfolio’s most recent annual report dated December 31, 2012, are incorporated by reference into this Summary Prospectus. The Portfolio’s statement of additional information and annual report may be obtained, free of charge, in the same manner as the prospectus.

INVESTMENT OBJECTIVE

The investment objective of the Portfolio is long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO

The table below describes the fees and expenses that you may pay when you buy and hold interests in a separate account that invests in shares of the Portfolio as a result of your purchase of a variable annuity contract or variable life insurance policy. The fees and expenses shown in the table and Example do not reflect fees and expenses separately charged by variable annuity contracts or variable life insurance policies. If the fees and expenses separately charged by variable annuity contracts and variable life insurance policies were included, the fees and expenses shown in the table and the Example would be higher.

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.65%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.03%
Total Annual Portfolio Operating Expenses(1)	0.68%

(1) Restated to reflect current expenses.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$69	$218	$379	$847

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16.21% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well established companies paying dividends. Under normal market conditions, the Portfolio will seek to have a dividend which generally exceeds the dividend yield of the S&P 500® Index. This level is merely a guideline and there can be no certainty this level will be achieved.

The Portfolio will typically employ a value approach in selecting investments. The adviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth.

The adviser has the discretion to deviate from the Portfolio’s normal investment criteria, as described above, and purchase securities the adviser believes could provide an opportunity for substantial appreciation. These situations might arise when the adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

Northwestern Mutual Series Fund, Inc.	NMSF–22

Equity Income Portfolio

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including preferred stocks, foreign securities and American Depositary Receipts (up to 20% of net assets), and debt securities, including high yield debt securities (so called “junk bonds”) in keeping with the Portfolio’s investment objectives. Up to 10% of the Portfolio’s net assets may be invested in high yield debt securities and loans.

The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

Portfolio shares will rise and fall in value and there is a risk you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its objective. The main risks of investing in this Portfolio are identified below.

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Active Management Risk – The adviser’s investment strategies and techniques may not perform as expected which could cause the Portfolio to underperform other mutual funds or lose money. Also, an actively managed Portfolio using a value style of investing, such as the Portfolio, may underperform when the market does not favor the particular style used by the Portfolio. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment.

•	Credit Risk – The Portfolio could lose money if the issuer or guarantor of a fixed income security is unwilling or unable to meet its financial obligations.

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Equity Securities Risk – The value of equity securities, such as common and preferred stocks, could decline if the financial condition of the companies the Portfolio is invested in declines or if overall market and economic conditions deteriorate. Equity securities generally have greater price volatility than fixed income securities. Investments in rights and warrants may be more volatile than the underlying investments in stocks.

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High Yield Debt Risk – High yield debt securities in which the Portfolio invests have greater interest rate and credit risk, may be more difficult to sell or sell at a reasonable price, and have greater risk of loss than higher rated securities.

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Interest Rate Risk – Prices of fixed income instruments generally rise and fall in response to changes in market interest rates. In a rising interest rate environment, the value of the Portfolio’s fixed income investments is likely to decline.

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Foreign Investing Risk – Investing in foreign securities may subject the Portfolio to more rapid and extreme changes in value or more losses than a fund that invests exclusively in U.S. securities. This risk is due to potentially smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, political and economic conditions, or diplomatic developments. Foreign securities may be adversely affected by decreases in foreign currency values relative to the U.S. dollar and may be less liquid, more volatile, and harder to value than U.S. securities. The Portfolio’s investments in emerging markets heighten these risks due to a lack of established legal, political, business and social frameworks to support securities markets.

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Large Cap Company Risk – Investing in large cap stocks could cause the Portfolio to underperform in markets favoring faster growing companies. Large cap stocks tend to be more mature with fewer opportunities to grow and may not have the same growth potential as stocks with smaller capitalizations.

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Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Special Situation Risk – In special situations, the adviser may deviate from the Portfolio’s normal investment criteria when purchasing a security. In these special situations, there is the risk that the change or event anticipated by the adviser when purchasing a company might not occur or attract the expected attention, which could have a negative impact on the price of the issuer’s securities. Investing in special situations may involve heightened volatility in the value of the securities purchased and may cause greater risk of loss.

NMSF–23	Northwestern Mutual Series Fund, Inc.

Equity Income Portfolio

PERFORMANCE

The following bar chart illustrates the risks of investing in the Portfolio by showing how the performance of the Portfolio has varied from year to year. The table to the right of the bar chart shows the Portfolio’s average annual total return over certain time periods and compares the Portfolio’s returns with those of a broad measure of market performance as well as with the average returns of a peer group of portfolios underlying variable insurance products with similar characteristics to those of the Portfolio. Returns are based on past results and are not an indication of future performance. Neither the bar chart nor the table reflects the fees and expenses separately charged by the variable annuity contract or variable life insurance policy separate account that invests in the Portfolio and returns would be lower if those fees and expenses were reflected.

Best Qtr: 2nd – ‘09 19.48%     Worst Qtr: 4th – ‘08 -22.22%

Average Annual Total Return

(for periods ended December 31, 2012)

1 Yr	5 Yrs	Since Inception on 05/01/03
Equity Income Portfolio
17.23%	1.39%	7.18%
Russell 1000® Value Index
(reflects no deduction for fees, expenses or taxes)
17.51%	0.59%	7.26%
Lipper® Variable Insurance Products (VIP) Equity Income Funds Average
(reflects no deduction for fees, expenses or taxes)
14.99%	0.78%	—

PORTFOLIO MANAGEMENT

Investment Adviser: Mason Street Advisors, LLC

Sub-Adviser: T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager: Brian C. Rogers, Chairman of the Board and Chief Investment Officer of T. Rowe Price, has been managing investments since 1983 and began managing the Portfolio in 2003.

TAX INFORMATION

Shares of the Portfolio are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company through separate accounts. Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for a discussion of the tax considerations that affect the insurance company and its separate accounts and the tax consequences to investors of owning such products.

COMPENSATION TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Neither the Portfolio nor any related companies pay compensation to broker-dealers or other financial intermediaries for the sale of Portfolio shares or related services. Investors in variable annuity contracts and variable life insurance policies should refer to the prospectuses for the variable products for important information about compensation paid to financial intermediaries for sales of variable annuity contracts and variable life insurance policies.

Northwestern Mutual Series Fund, Inc.	NMSF–24